UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2007

PARALLEL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-13305	75-1971716
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 N. Big Spring, Suite 400, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 684-3727

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2007, Parallel Petroleum Corporation, or “Parallel”, issued a press release announcing its financial results for the second quarter ended June 30, 2007, compared to the results for the same period in 2006. The press release issued on August 8, 2007 is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K.

Parallel’s reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about Parallel.

Pursuant to General Instruction B-2 of Form 8-K, the information under this Item 2.02 in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information under this Item 2.02 in this Current Report shall not be incorporated by reference into any filing of Parallel, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to General Instruction B.2 of Form 8-K, the following exhibits are furnished with this Form 8-K.

Exhibit No.	Description

99.1	Press Release issued August 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 8, 2007

PARALLEL PETROLEUM CORPORATION

By:/s/ Larry C. Oldham
      Larry C. Oldham, President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued August 8, 2007